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                                                                   Exhibit 99.18
GE CAPITAL MORTGAGE SERVICES, INC.

JANUARY 1997

AMENDED MONTHLY STATEMENT

REMIC Multi-Class Pass-Through Certificates

Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    8.79385559             Class 2-A1 ....   $    8.53764818
Class 1-A2 ....   $    7.66049216             Class 2-A2 ....   $    0.00000000
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    6.54946996
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    1.99195205
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.74805516
Class 1-A6 ....   $    0.77070559             Class 2-M .....   $    0.74805491
Class 1-A7 ....   $    0.77070523             Class 2-B1 ....   $    0.74805869
Class 1-PO ....   $    1.16559518             Class 2-B2 ....   $    0.74805903
Class 1-M .....   $    0.77070557             Class 2-B3 ....   $    0.74804937
Class 1-B1 ....   $    0.77070445             Class 2-B4 ....   $    0.74804467
Class 1-B2 ....   $    0.77070546             Class 2-B5 ....   $    0.74806101
Class 1-B3 ....   $    0.77070704             Class 2-R .....   $    0.00000000
Class 1-B4 ....   $    0.77070377             Class 2-RL ....   $    0.00000000
Class 1-B5 ....   $    0.77070779

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
     Date):

Class 1-A1 ....   $    7.46004232             Class 2-A1 ....   $    7.24631637
Class 1-A2 ....   $    6.49858247             Class 2-A2 ....   $    0.00000000
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    5.55885302
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    1.69066638
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.63491072
Class 1-A6 ....   $    0.65380836             Class 2-M .....   $    0.00000000
Class 1-A7 ....   $    0.65380806             Class 2-B1 ....   $    0.00000000
Class 1-PO ....   $    0.98880284             Class 2-B2 ....   $    0.00000000
Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000

Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
Class 1-B3 ....   $    0.00000000             Class 2-R .....   $    0.00000000
Class 1-B4 ....   $    0.00000000             Class 2-RL ....   $    0.00000000
Class 1-B5 ....   $    0.00000000

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.68495951           7.25000000%
                    Class 1-A2 ....      $    5.73093243           7.25000000%
                    Class 1-A3 ....      $    6.04166696           7.25000000%
                    Class 1-A4 ....      $    6.04166676           7.25000000%
                    Class 1-A5 ....      $    6.04166663           7.25000000%
                    Class 1-A6 ....      $    6.01038440           7.25000000%
                    Class 1-A7 ....      $    6.01038411           7.25000000%
                    Class 1-S .....      $    0.31260385           0.47259786%
                    Class 1-M .....      $    6.01038447           7.25000000%
                    Class 1-B1 ....      $    6.01038493           7.25000000%
                    Class 1-B2 ....      $    6.01038504           7.25000000%
                    Class 1-B3 ....      $    6.01038468           7.25000000%
                    Class 1-B4 ....      $    6.01038105           7.25000000%
                    Class 1-B5 ....      $    6.01038235           7.25000000%

                    Class 2-A1 ....      $    5.60606576           7.25000000%
                    Class 2-A2 ....      $    6.25000000           7.50000000%
                    Class 2-A3 ....      $    5.57245932           7.00000000%
                    Class 2-A4 ....      $    4.48039609           7.50000000%
                    Class 2-A5 ....      $    6.21835339           7.50000000%
                    Class 2-M .....      $    6.21835514           7.50000000%
                    Class 2-B1 ....      $    6.21835236           7.50000000%
                    Class 2-B2 ....      $    6.21835369           7.50000000%
                    Class 2-B3 ....      $    6.21835888           7.50000000%
                    Class 2-B4 ....      $    6.21835908           7.50000000%
                    Class 2-B5 ....      $    6.21836131           7.50000000%
                    Class 2-R .....      $    0.00000000           7.50000000%
                    Class 2-RL ....      $    0.00000000           7.50000000%

     iii) Accrual Amount Class 2-A4........................          $86,125.53

     iv)  The amount of servicing               Pool 1                Pool 2
          compensation received by the
          Company during the month
          preceding the month of
          distribution:....................... 66,735.77              28,142.11

(b)  The amounts below are for the
     aggregate of all certificates.

     v)   The Pool Scheduled Principal
          Balances:.....................  $337,292,786.22       $124,968,281.42


          Number of Mortgage Loans:.....            1168                    429

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     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                      Aggregate Principal     Single Certificate
                                            Balance                 Balance

                    Class 1-A1 ....      $ 35,566,754.21               932.16
                    Class 1-A2 ....      $155,733,385.60               940.91
                    Class 1-A3 ....      $  5,645,000.00             1,000.00
                    Class 1-A4 ....      $ 37,000,000.00             1,000.00
                    Class 1-A5 ....      $ 43,993,000.00             1,000.00
                    Class 1-A6 ....      $ 25,316,504.54               994.05
                    Class 1-A7 ....      $ 12,784,496.82               994.05
                    Class 1-S .....      $277,848,184.33               958.62
                    Class 1-PO ....      $  2,114,813.57               981.11
                    Class 1-M .....      $  6,959,574.51               994.05
                    Class 1-B1 ....      $  4,349,733.93               994.05
                    Class 1-B2 ....      $  3,479,787.73               994.05
                    Class 1-B3 ....      $  1,913,883.20               994.05
                    Class 1-B4 ....      $  1,043,936.03               994.05
                    Class 1-B5 ....      $  1,391,916.08               994.05

                    Class 2-A1 ....      $ 55,670,181.03               919.36
                    Class 2-A2 ....      $  4,759,000.00             1,000.00
                    Class 2-A3 ....      $ 12,475,789.48               948.73
                    Class 2-A4 ....      $ 31,624,057.32             1,003.66
                    Class 2-A5 ....      $ 13,301,247.54               994.19
                    Class 2-M .....      $  2,595,638.19               994.19
                    Class 2-B1 ....      $  1,622,273.99               994.19
                    Class 2-B2 ....      $  1,297,818.60               994.19
                    Class 2-B3 ....      $    713,801.47               994.19
                    Class 2-B4 ....      $    389,345.10               994.19
                    Class 2-B5 ....      $    519,128.70               994.19
                    Class 2-R .....      $          0.00                 0.00
                    Class 2-RL ....      $          0.00                 0.00

     vii) The following pertains to any
          real estate acquired on behalf
          of Certificateholders:                  Pool 1              Pool 2

          Book Value ......................   $          0.00   $          0.00
          Unpaid Principal Balance ........   $          0.00   $          0.00

          The aggregate number of
          Mortgage Loans included in the

          Principal Balance set forth
          above............................                 0                 0

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    viii) Aggregate number and
          aggregate Principal Balances
          of delinquent Mortgage Loans,
          as of the opening of business
          on the related Determination
          Date,

                                                    Loans      Principal Balance

          Pool 1............................

          (1)  *30-59 days                                  6     $1,308,238.29
          (2)  60-89 days                                   1       $402,579.70
          (3)  90 days or more                              1       $234,842.32
          (4)  in foreclosure                               2       $593,457.60

          Pool 2............................

          (1)  30-59 days                                   6     $1,677,952.07
          (2)  60-89 days                                   1       $383,982.84
          (3)  90 days or more                              0             $0.00
          (4)  in foreclosure                               1       $597,722.96

      ix) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
          Pool 2 ..........................                 0   $          0.00

      x) The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1 ..........................                 0   $          0.00
          Pool 2 ..........................                 0   $          0.00

      xi) Certificate Interest Rate of:

               Class 1-S Certificates:           0.472598%
               Class 2-A4 Certificates:          0.242200%

                                                    Pool 1            Pool 2

     xii) Senior Percentage ...............       94.31347900%      94.23342600%

    xiii) Group I Senior Percentage .......       82.99292600%      83.48775900%

     xiv) Group II Senior Percentage ......       11.32055300%      10.74566700%

     xv) Senior Prepayment Percentage .....      100.00000000%     100.00000000%


    xvi) Group I Senior Prepayment
         Percentage .......................      100.00000000%     100.00000000%

   xvii) Group II Senior Prepayment
         Percentage .......................        0.00000000%       0.00000000%

  xviii) Junior Percentage ................        5.68652100%       5.76657400%

    xix) Junior Prepayment Percentage......        0.00000000%       0.00000000%